Agility Multi-Asset Income Fund

Schedule of Investments

As of June 30, 2020 (Unaudited)

Strategy	Investments	Shares	Cost	Fair Value
	Investment Funds - 90.82%
	Exchange Traded Funds - 8.11%
Equity - 8.11%
	First Trust North American Energy Infrastructure Fund	284,478	$6,787,861	$5,672,491
	iShares Preferred & Income Securities ETF	229,183	6,265,192	7,938,899
	Total Exchange Traded Funds		13,053,054	13,611,390
	Mutual Funds - 11.78%
	Fixed Income - 11.78%
	GMO Emerging Country Debt Fund	472,311	13,059,630	12,336,752
	Harbor High-Yield Bond Fund	799,914	7,964,298	7,415,204
	Total Mutual Funds		21,023,928	19,751,956
	Private Investment Funds - 70.93%
	Fixed Income - 58.80%
	AG REDI, Ltd.		8,000,000	4,689,815
	ArrowMark Income Opportunity Fund QP, Ltd.		16,858,026	14,792,860
	Beach Point Dynamic Income Offshore Fund, Ltd.		14,922,749	19,618,293
	Good Hill Overseas Fund Ltd		5,956,691	6,957,990
	MAM Corporate Loan Feeder Fund		9,817,010	9,361,050
	Melody Special Situations Offshore Credit Fund L.P.		10,391,128	11,199,382
	Napier Park ABS Income Fund (Cayman) LP		9,500,000	6,694,218
	Shenkman Opportunistic Credit Fund, Ltd.		15,000,000	16,808,078
	Värde Credit Partners (Offshore), Ltd.		9,500,000	8,493,485
			99,945,604	98,615,171
	Multi Strategy - 6.64%
	Hudson Bay International Fund Ltd.		10,000,000	11,132,095

	Reinsurance - 5.49%
	Aeolus Property Catastrophe Keystone PF Fund L.P.		9,975,921	9,209,811
	Total Private Investment Funds		119,921,525	118,957,077

	Total Investments in Investment Funds		153,998,507	152,320,423
	Short Term Investments - 11.51%
	Money Market Funds - 11.51%
	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.07%[1]	18,383,876	18,383,876	18,383,876
	UMB Money Market Fiduciary, 0.01%[1]	914,388	914,388	914,388
	Total Short Term Investments		19,298,264	19,298,264
	Total Investments (Cost $173,296,770) - 102.33%			171,618,687
	Liabilities in excess of other assets - (2.33%)			(3,903,707)
	Net Assets - 100%			$167,714,980

[1]	The rate is the annualized seven-day effective yield at year end.

See accompanying notes to schedule of investments.

Agility Multi-Asset Income Fund

Schedule of Investments - Continued

As of June 30, 2020 (Unaudited)

Investment Funds by Strategy (as a percentage of net assets)
Investment Funds
Exchange Traded Funds
Equity	8.11%
Mutual Funds
Fixed Income	11.78%
Private Investment Funds
Fixed Income	58.80%
Multi Strategy	6.64%
Reinsurance	5.49%
Total Private Investment Funds	70.93%
Total Investment Funds	90.82%
Short Term Investments
Money Market Funds	11.51%
Total Investments	102.33%
Other assets in excess of liabilities	(2.33)%
Total Net Assets	100.00%

See accompanying notes to schedule of investments.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments

June 30, 2020 (Unaudited)

Note 1 – Valuation of Investments

The Fund values its investments in Investment Funds that are publicly traded on an active exchange or that prepare and publish a daily net asset value per share (“Mutual Funds and ETFs”) and its investments in securities that trade on active exchanges at fair value and its investments in private Investment Funds (“Private Investment Funds”) in accordance with procedures established in good faith by the Board using net asset value per share. The fair value of Mutual Funds is based on reported net asset value per share, and the fair value of ETFs and investments in securities is based on quoted market prices at the close of trading on the active exchanges on which the securities are traded on the reporting date. The fair value of a Private Investment Fund ordinarily will be the net asset value of that Private Investment Fund determined and reported by the Private Investment Fund in accordance with the valuation policies established by the Private Investment Fund and/or its investment manager, absent information indicating that such net asset value does not represent the fair value of the Private Investment Fund. The Fund could reasonably expect to receive the net asset value of its interests from the Private Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“ASC 820”) permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the “NAV”), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment made by the Fund by strategy can be found in the tables within the Schedule of Investments.

Due to the nature of the investments held by the Private Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Private Investment Funds and the fair value of the Fund’s interests in the Private Investment Funds. Furthermore, changes to the liquidity provisions of the Private Investment Funds may significantly impact the fair value of the Fund’s interests in the Private Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that a Private Investment Fund’s reported valuation does not represent fair value. If it is determined that the Private Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the six month period ended March 31, 2020, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have a Private Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such a Private Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments - Continued

June 30, 2020 (Unaudited)

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions, or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by Commodity Futures Trading Commission (“CFTC”) Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a CFTC disclosure document to Fund investors (“Shareholders”), nor will it be required to provide Shareholders certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered Commodity Pool Operators. Although the Adviser is registered as a “commodity trading advisor” with the CFTC, it will operate the Fund pursuant to CFTC Rule 4.14(a)(8). As of the date of these financial statements, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

Note 2 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•	Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.
•	Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments - Continued

June 30, 2020 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of June 30, 2020 is as follows:

Description	Total Fair Value at 6/30/2020	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value
Assets
Exchange Traded Funds
Equity	$13,611,390	$13,611,390	$—	$—	$—
Mutual Funds
Fixed Income	19,751,956	19,751,956	—	—	—
Private Investment Funds (1)	118,957,077	—	—	—	118,957,077
Money Market Funds	19,298,264	19,298,264
Total Assets	$171,618,687	$52,661,610	$—	$—	$118,957,077

(1)	Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

There were no Level 3 securities held during the year nor any transfers into or out of Level 3 of the fair value hierarchy.